SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 3, 1999
                                                       ----------------


                          CSB Financial Group, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)


                  0-26650                            37-1336338
                  -------                            ----------

                  Commission File                    (IRS Employer
                    Number)                          Identification No.)


                           200 South Poplar Street
                         Centralia, Illinois  62801

                  -----------------------------------------------------
                  (Address of principal executive officers)  (Zip Code)


        Registrant's telephone number, including area code (618) 532-1918
                                                           --------------
   -





   Item 5.   Other Events
             ------------

        On December 3, 1999, the Registrant and Midland States Bancorp, Inc. jointly announced that they had signed a letter of intent under which Midland States Bancorp had agreed in principle to purchase all of the issued and outstanding shares of common stock of the Registrant for an aggregate cash consideration of approximately $11.7 million, or $16.00 per share. This proposed acquisition is subject to, among other things, the negotiation and execution of a definitive acquisition agreement, requisite regulatory approvals, the approval of stockholders of the Registrant, and the satisfaction of certain other conditions. Additional information concerning the foregoing can be found in the Registrant's press release, which is attached hereto as
   Exhibit 99.1



   Item 7.   Financial Statements and Exhibits
             ----------------------------------------------------------

             (c)  Exhibits

             Exhibit 99.1   December 3, 1999 Press Release





             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             CSB FINANCIAL GROUP, INC.


             By:  K. Gary Reynolds

             /s/ K. Gary Reynolds
             ---------------------------
             K. Gary Reynolds
             President and Chief Executive Officer

   Dated:  December 3, 1999





                                EXHIBIT INDEX

        Number         Description
        ------         -----------

        99.1           December 3, 1999 Press Release





                                                             EXHIBIT 99.1


   MIDLAND STATES  BANCORP, INC.  PLANS TO ACQUIRE  CSB FINANCIAL  GROUP,
   INC.

   Effingham, Illinois and Centralia, Illinois (December 3, 1999) - Midland States Bancorp, Inc., parent of Effingham State Bank, Effingham, Illinois and CSB Financial Group, Inc. (OTC: CSBF - news), parent of Centralia Savings Bank, Centralia, Illinois, today jointly announced that Midland States Bancorp plans to acquire CSB Financial Group and its subsidiary. Both companies have signed a letter of intent.

   Under the letter of intent, Midland States Bancorp has agreed in principle to purchase all of the issued and outstanding shares of common stock of CSB Financial Group for an aggregate cash consideration of approximately $11.7 million, or $16.00 per share. This proposed acquisition is subject to, among other things, the negotiation and execution of a definitive acquisition agreement, requisite regulatory approvals, the approval of stockholders of CSB Financial Group, and the satisfaction of certain other conditions.

   Midland States Bancorp operates community-oriented banks in Effingham, Farina and Altamont, Illinois, and has a pending acquisition in Greenville, Illinois. CSB Financial Group operates a community-oriented bank with offices in Centralia and Carlyle, Illinois.

   Contact:       Effingham State Bank
                  Randall J. Dempsey, 217/342-2141
                            or
                  CSB Financial Group, Inc.
                  K. Gary Reynolds, 618/532-1918